Exhibit 10.26
IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MASSACHUSETTS

)
PALOMAR MEDICAL TECHNOLOGIES, INC. and	)
THE GENERAL HOSPITAL CORPORATION.	)
)
Plaintiff,	)
)
v.	)	C.A. No. 06-CV-11171
)
ALMA LASERS, INC.	)
)
Defendants.	)
)

STIPULATION OF DISMISSAL WITH PREJUDICE
          Plaintiff Palomar Medical Technologies, Inc. and The General Hospital Corporation and Defendant Alma Lasers, Inc. hereby stipulate and agree that in the above-captioned matter, all claims shall be, and hereby are, dismissed with prejudice. Each party shall bear its own costs, and each party waives all rights of appeal.

Respectfully submitted,

PALOMAR MEDICAL TECHNOLOGIES,	ALMA LASERS, INC.
INC. and THE GENERAL HOSPITAL
CORPORATION

By their attorneys,	By it’s attorneys,

/s/ Kate Saxton	/s/ John J. Cotter

Wayne L. Stoner (BBO # 548015)	John J. Cotter (BBO # 554524)
Vinita Ferrera (BBO # 631190)	Thomas A. Turano (BBO # 552168)
Kate Saxton (BBO # 655903)	David A. Simons (BBO # 638740)
Wilmer Cutler Pickering Hale and Dorr LLP	Kirkpatrick & Lockhart Nicholson Graham LLP
60 State Street	State Street Financial Center
Boston, Massachusetts 02109	One Lincoln Street
(617) 526-6000	Boston, Massachusetts 02111
(617) 526-5000	(617) 261-3100

SO ORDERED this                      day of                     , 2007,

United States District Judge